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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference, in the Registration Statement (Form S-8 No. 33-53044) pertaining to the 1992 Stock Option Plan of Schuler Homes, Inc., of our report dated March 5, 1998, with respect to the consolidated financial statements of Schuler Homes, Inc. included in the Form 10-K for the year ended December 31, 1997.

                                          Ernst & Young LLP

Honolulu, Hawaii
March 26, 1998